                                                                   Exhibit 10.19

                            STOCKHOLDERS AGREEMENT

          This Stockholders Agreement (the "Agreement") made this 31st day of
                                           ----------
March 1997, by and among The International Cornerstone Group, Inc., a Delaware corporation ("Cornerstone") and The Bruce A.L. Willard Living Trust U/A dated
             -------------
11-11-93 ("Willard Trust"), of which Bruce A.L. Willard ("Willard") is the
          ---------------
sole trustee (Cornerstone and Willard Trust are hereinafter sometimes referred to as the "Stockholders") and The Territory Ahead, a Delaware corporation (the
           ------------
"Company").

                                   RECITALS
                                   --------

          WHEREAS, contemporaneously with the execution of this Agreement, Cornerstone will acquire 2,400 shares of the Common Stock, $0.01 par value per share ("Common Stock") of the Company under the terms and conditions of that
        ------------
certain Stock Purchase Agreement (the "Stock Purchase Agreement") by and among
                                       ------------------------
Cornerstone, the Company and Lands' End Diversified Businesses, Inc. ("Lands'
                                                                       ------
End") (the "Acquisition");
---        -------------

          WHEREAS, Willard Trust currently owns 600 shares of the Common Stock of the Company;

          WHEREAS, Willard has been the Chief Executive Officer of the Company for the past eight years and shall continue to act as the Chief Executive Officer of the Company after the Acquisition in accordance with the terms of that certain Employment Agreement of even date herewith between Willard and the Company (the "Employment Agreement");
              ----------------------

          WHEREAS, after the Acquisition, Cornerstone and Willard Trust will be the sole Stockholders of the Company; and

          WHEREAS, Cornerstone and Willard Trust have decided to set forth the terms of their relationship as Stockholders of the Company.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and lawful consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                  ARTICLE 1.
                                  ----------

                                    GENERAL
                                    -------

     1.1  Definitions. Any terms used herein but not defined herein shall have
          -----------
the meaning ascribed to such terms in the Stock Purchase Agreement.

          (a)  "Affiliate" means, with respect to any particular Person, any
               ---------
Person controlling, controlled by or under common control with such Person.

          (b)  "Employment Agreement" means the Employment Agreement dated as of
                --------------------
the date hereof by and between the Company and Willard.

          (c)  "Family Group" means Willard's descendants (whether natural or
                ------------
adopted) and any trust solely for the benefit of Willard and/or Willard's descendants.

          (d)  "Independent Third Party" means any Person who, immediately prior
                -----------------------
to the contemplated transaction, does not own in excess of 5% of the Company's shares of Common Stock on a fully-diluted basis (a "5% Owner"), who is not an
                                                    --------
Affiliate of any such 5% Owner and who is not a member of the Family Group of any such 5% Owner.

          (e)  "Other Stockholder" means, with respect to a Person, the
                -----------------
stockholder other than such Person.

          (f)  "Person" means an individual, a partnership, a corporation, a
                ------
limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof, or any other entity of whatsoever term or nature.

          (g)  "Sale of the Company" means the sale of the Company to an
                -------------------
Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances before giving effect to this Agreement) to elect a majority of the Company's Board of Directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets, determined on a consolidated basis, by sale of assets, merger or otherwise.

          (h)  "Stockholder Shares" means collectively (i) any Common Stock
               ----------- ------
purchased or otherwise acquired by either Willard Trust or Cornerstone, (ii) any equity securities of the Company issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of capital stock of the Company held by either Willard Trust or Cornerstone. As to any particular shares of Common Stock constituting Stockholder Shares, such shares of Common Stock shall cease to be Stockholder Shares when they have been transferred to a Person other than Willard Trust or Cornerstone, except as set forth in this Agreement.

     1.2  Formation. The parties agree that this Agreement shall govern certain
          ---------
of the operations of the Company and shall set forth certain of their rights and obligations in regard to the ownership and management of the Company.

     1.3  Principal Place of Business. The principal place of business of the
          ---------------------------
Company shall be located at 419 State Street, Santa Barbara, California 9310l-304, or at such other place, subject to subsection 2.2.12, as the Board of Directors shall, from time to time, select.

     1.4  Authorization of Shares. The aggregate number of shares which the
          -----------------------
Company shall have authority to issue shall be 3,000 shares of Common Stock.


                                  ARTICLE 2.
                                  ----------

                           GOVERNANCE AND MANAGEMENT
                           -------------------------

     Anything in this Agreement or any other agreement between or among the parties hereto to the contrary notwithstanding, the following provisions shall be paramount:

     2.1  Certificate of Incorporation and Bylaws. Attached hereto as Schedule
          ---------------------------------------                     --------
2.1(1) and made a part hereof is a true, correct and complete copy of the
------
current Certificate of Incorporation of the Company; and, attached hereto as
Schedule 2.1(2) and made a part hereof is a true, correct and complete copy of
---------------
the current Bylaws of the Company. As part of the Closing of the Acquisition, Willard and Cornerstone agree to amend the Bylaws in the form attached hereto as
Schedule 2.1(3). The Bylaws of the Company shall at all times meet the
---------------
requirements of this Article 2, and neither the Certificate of Incorporation nor the Bylaws shall be amended other than in compliance with Section 2.2 hereof. The procedures of the Board of Directors and the Stockholders and the governance of the Company shall be conducted in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company, the terms of which are hereby incorporated herein by reference. In the event the parties hereto shall amend this Agreement in such a way as to create or cause a conflict between this Agreement and either the Certificate of Incorporation, the Bylaws or both, then the parties shall, in good faith, cause the Certificate of Incorporation and the Bylaws (as the case may be) to be amended so that such Certificate of Incorporation and Bylaws shall no longer be in conflict with this Agreement, as so amended.

     2.2  Major Decisions. From and after the Closing of the Acquisition and
          ---------------
until the provisions of this Section 2.2 cease to be effective, the Board shall not authorize any of the following actions without the affirmative approval of both Willard and Cornerstone:

          2.2.1 The entering into of any contract (other than in the ordinary course of business) involving an amount in excess of $250,000 or a duration in excess of 12 months;

          2.2.2 The liquidation, dissolution or recapitalization of the Company;

          2.2.3 Until the third anniversary of the date of the Closing of the Acquisition, the merger or consolidation of the Company with any other entity, the entering into of any share exchange with any other entity, the sale of all or substantially all of the assets of the Company, or any similar transaction;

          2.2.4     The material change of the line of business of the Company;

          2.2.5 The incurrence of indebtedness in excess of $250,000 (other than pursuant to the Company's bank facility described in
                    Section 8.3 below);

          2.2.6 Any material transaction between the Company and Willard or Cornerstone or any officer or director of the Company;

          2.2.7 Except as expressly permitted pursuant to Article 5 hereof, the issuance and sale to any Person of any shares of capital stock of the Company or any other securities convertible into shares of capital stock of the Company;

          2.2.8 The approval of an annual operating plan and capital budget for the Company or any material expenditure in excess of such amount contemplated by such an approved operating plan or capital budget;

          2.2.9 The declaration of a dividend on the securities of the Company or the redemption of any outstanding shares of Common Stock or any other securities of or issued by the Company or the purchase of any securities of the Company;

          2.2.10    The acquisition of any company or business;

          2.2.11 Any amendment of the Certificate of Incorporation or Bylaws that would conflict with or contravene the provisions of this Agreement;

          2.2.12 The relocation of the Company's chief executive offices outside of the City of Santa Barbara, California and its immediate environs.

     2.3  Board of Directors. From and after the Closing of the Acquisition and
          ------------------
until the provisions of this Section 2.3 cease to be effective, each Stockholder shall vote all of his or its

Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that the following provisions shall govern the size, election and certain procedures of the Board of Directors:

          2.3.1     Number:  The Board of Directors shall consist of five (5)
                    ------
                    members; provided, however, that an interim Board of
                             --------  -------
                    Directors consisting of two directors shall be elected, which such directors shall be Bruce A.L. Willard and William
                    T. End. Within five (5) business days of the date of this Agreement, the remaining three (3) directors shall be elected.

          2.3.2     Election: The following Persons shall be elected to the
                    --------
                    Board:
                    (a) Cornerstone shall have the right to designate two of the members of the Board of Directors ("Cornerstone Directors");
                                                        ---------------------
                    provided, however, that one director shall be William End so
                    --------  --------
                    long as Mr. End is affiliated with Cornerstone.

                    (b) Willard shall have the right to designate two of the members of the Board of Directors ("Willard Directors").
                                                        ------------------

                    (c) The fifth member of the Board of Directors (the "Independent Director") shall be designated by Willard and
                     --------------------
                    Cornerstone for a three year term in accordance with the following terms. The Independent Director shall not be affiliated with either Willard or Cornerstone and shall have recognized experience in the industry in which the Company competes. At the Closing of the Acquisition, Willard and Cornerstone shall agree on an initial mutually acceptable individual as the Independent Director. Such individual shall be offered the position of Independent Director. If such individual does not accept the position, Willard and Cornerstone shall agree on an additional mutually acceptable candidate who shall be offered the position. Within six months after the Closing of the Acquisition, Willard and Cornerstone shall agree on three additional mutually acceptable individuals as the Independent Director and shall rank such individuals in the order in which they shall be asked to serve as the Independent Director. After the term of the initial Independent Director expires, if such initial Independent Director is not renominated, each such individual on the list shall be offered the position of Independent Director in the order in which his/her name appears on the list. As each individual is removed from the Board, Willard and Cornerstone shall agree upon an additional mutually acceptable candidate, who shall be added to the bottom of the list. If Cornerstone and Willard are not able to agree on an additional mutually acceptable candidate within a reasonable period of time, then, at the request of either Cornerstone or Willard, such additional director shall be selected by the American Arbitration Association.

                    (d) From and after such time as Willard is no longer employed by the Company as a result of his death, disability, termination for cause or voluntary resignation, the Independent Director shall be nominated and elected by Cornerstone. If Willard is no longer employed by the Company as a result of a termination without cause (as described in the Employment Agreement), the Independent Director will continue to be nominated and elected pursuant to the provisions of subparagraph (c) above.

                    (e) Notwithstanding anything to the contrary contained herein, during the pendency of a Default Condition, Cornerstone shall have the right to nominate and elect two additional Cornerstone Directors, both of whom shall serve only during the Default Condition. Upon evidence reasonably satisfactory to Cornerstone of a cure of the Default Condition, the two additional Cornerstone Directors shall be removed from the Board of Directors on the first day of the next consecutive fiscal quarter, provided no Default Condition then exists. For the purposes of this Agreement, a "Default Condition" shall be deemed to occur during the period following written notice from Cornerstone to Willard and for so long as the following two conditions concurrently exist: (A) the continuing failure of the Cornerstone Directors and the Willard Directors to reach agreement (as reflected by the casting of votes at a duly called Board of Directors meeting) with respect to any material strategic and/or operating strategy to be employed or any material action to be taken by the Company and (B) one of the following: (i) two successive payment defaults under the Company's bank facility referred to in Section 8.3, (ii) the existence of a covenant default thereunder during any two consecutive fiscal quarters, (iii) the receipt by the Company of any notice from the Company's bank that it is accelerating payment of the outstanding balance of the Company's facility or (iv) the failure of the Company to achieve net sales and earnings before interest, taxes, depreciation and amortization ("EBITDA") which equal or exceed 85% of projected net sales or EBITDA, respectively, as reflected on the Company's then current Operating Plan, for at least two successive fiscal quarters. A Default Condition shall cease to exist on the earlier to occur of, as applicable, (i) the cure of the Company's default under its bank facility or (ii) the Company achieving net sales or EBITDA equal to or in excess of 85% of projected net sales or EBITDA, as set forth in the Company's Operating Plan, for at least one fiscal quarter. Net Sales and EBITDA shall be derived from the Company's financial statements. The Operating Plan referred to above shall be the 5-year plan attached to this Agreement as
                    Schedule 2.3.2(e), as modified from time to time by the
                    -----------------
                    Board of Directors. The Board of Directors shall review, make appropriate modifications and approve at least annually the Company's Operating Plan within 30 days' of the Company's fiscal year end. If the Board of Directors fails to approve the Operating Plan for two successive annual fiscal periods, a Default Condition shall be deemed to exist and continue to exist until such time as the Board of Directors adopts such Operating Plan.

          2.3.3     Removal: Upon the written request of Willard, and under no
                    -------
                    other circumstances, any Willard Director shall be removed from the Board. Upon the written request of Cornerstone, and under no other circumstances, any Cornerstone Director shall be removed from the Board. As long as Willard's employment has not been terminated as a result of his death, disability, termination for cause or voluntary resignation, the Independent Director shall be removed from the Board only upon the mutual agreement of Willard and Cornerstone, or at the expiration of the Independent Director's three year term.

          2.3.4     Vacancy: In the event that any director designated
                    -------
                    hereunder by any particular Stockholder for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a director designated by the Stockholder who was entitled to designate such director in accordance with the provisions of Section 2.3.2.

          2.3.5     Compensation:  Willard and Cornerstone shall agree upon a
                    ------------
                    mutually acceptable compensation package for directors who are Independent Third Parties and not employed by the Company.

          2.3.6     Quorum: A quorum of the Board of Directors shall be
                    ------
                    constituted only if three of the five directors are present at meetings of the Board of Directors for purposes of transacting business; provided, however, that one of the
                                          --------  -------
                    three directors present must be a Willard Director and one of the three directors present must be a Cornerstone Director.

          2.3.7     Vote: The adoption of any resolution, or the approval of
                    ----
                    any action, by the Board of Directors shall require the affirmative approval of at least a majority of all of the members of the Board of Directors (not just of those present and voting).

          2.3.8     Meetings: The Board of Directors shall meet as indicated
                    --------
                    in the Bylaws.

          2.3.9     Committees: Any committee of the Board shall be created
                    ----------
                    only upon the approval of at least three members of the Board; provided, however, that one of the three members must
                           --------  -------
                    be a Willard Director and one of the three members must be a Cornerstone Director.


                                  ARTICLE 3.
                                  ----------

                           RESTRICTIONS ON TRANSFER
                           ------------------------

     3.1  Restrictions on Transfers. Until the third anniversary of the date of
          -------------------------
the Closing of the Acquisition, no Stockholder shall, at any time, without the express prior written consent of the Other Stockholder, sell, transfer, encumber, assign, mortgage, alienate, pledge, hypothecate or in any manner dispose of, directly or indirectly, whether by voluntary or involuntary disposition (a "Transfer"), any Stockholder Shares owned by such Stockholder.

     3.2  Restrictions on Certificates. Each certificate evidencing Stockholder
          ----------------------------
Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain subject to the transfer restrictions after such transfer) shall be stamped or otherwise imprinted with legends in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES

          ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AGAINST TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 31,1997, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof.

     3.3  Right of First Refusal. At least sixty (60) days prior to making any
          ----------------------
Transfer of any Stockholder Shares by a transferring Stockholder to any Person other than the Company or another Stockholder, the transferring Stockholder (the "Share Transferor") shall deliver a written notice (the "Notice") to Company and
 -----------------                                       ------
the non-transferring Stockholder. The Notice shall disclose in reasonable detail the proposed number of Stockholder Shares to be transferred, the identity of the proposed transferee and the proposed terms and conditions of the Transfer. The non-transferring Stockholder may elect (i) to purchase Stockholder Shares from the Transferor pursuant to this Section 3.3 or (ii) participate in the sale of Stockholder Shares pursuant to the non-transferring Stockholder's right of co-sale in Section 3.4. If the non-transferring Stockholder elects to purchase all (but not less than all) of the Stockholder Shares specified in the Notice at the price and on the terms specified therein the non-transferring Stockholder shall deliver written notice of such election to the Transferor as soon as practical but in any event within thirty (30) days after the delivery of the Notice. If the non-transferring Stockholder has elected to purchase Stockholder Shares from the Share Transferor, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notice, but in any event within sixty (60) days after the delivery of the Notice. If the non-transferring Stockholder has not elected to purchase all of the Stockholder Shares being offered, the Share Transferor may, within ninety (90) days after the delivery of the Notice, transfer such Stockholder Shares, subject to the provisions of
Section 3.4, to the transferee named in the Notice at a price no less than the price per share specified in the Notice and on other terms no more favorable to the transferee than offered to the non-transferring Stockholder in the Notice. The purchase price specified in any Notice shall be payable solely in cash at the closing of the transaction.

     3.4  Right of Co-Sale. Notwithstanding the provisions of Section 3.3, at
          ----------------
least sixty (60) days prior to making any Transfer of any Stockholder Shares by a transferring Stockholder to any Person other than the Company or another Stockholder, the Share Transferor shall deliver a written notice (the "Sale
                                                                       ----
Notice") to the Company and the non-transferring Stockholder. The Sale Notice
-------
shall disclose in reasonable detail the proposed number of Stockholder Shares to be transferred, the identity of the prospective transferee and the proposed terms and conditions of the Transfer. The non-transferring Stockholder may elect to participate in the contemplated Transfer by delivering written notice to the Share Transferor within thirty (30) days after delivery of the Sale Notice. If the non-transferring Stockholder has elected to participate in such Transfer, the non-transferring Stockholder shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares equal to the product of (i) the quotient determined by dividing the percentage of Stockholder Shares owned by such Person by the aggregate percentage of Stockholder Shares owned by all of the Stockholders participating in such sale and (ii) the number of Stockholder Shares to be sold in the contemplated Transfer.

     3.5  Permitted Transfers. The restrictions contained in this Article 3
          -------------------
shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (i) in the case of Willard, pursuant to applicable laws of descent and distribution or among Willard's Family Group or (ii) in the case of Cornerstone, among its Affiliates (collectively referred to herein as "Permitted
                                                                       ---------
Transferees"); provided that the restrictions contained in this Article 3 shall
-----------
continue to be applicable to the Stockholder Shares after any such Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred.

     3.6  Transfers.  Prior to transferring any Stockholder Shares to any
          ---------
Person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the Other Stockholder a counterpart of this Agreement.

     3.7  Transfers in Violation of Agreement. Any Transfer or attempted
          -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.


                                  ARTICLE 4.
                                  ----------

                              REGISTRATION RIGHTS
                              -------------------

     4.1  Request for Registration. Willard shall have a one-time right to
          ------------------------
demand that the Company file a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") covering the registration of the
                         ---------------
shares of Common Stock held beneficially by Willard (the "Registrable
                                                          -----------
Securities").
-----------

          4.1.1 The demand registration right shall not be exercised during any of the following periods: (i) the period commencing on the Closing Date of the Acquisition and ending on the earlier to occur of (x) the date of an initial public offering of the equity securities of Cornerstone and (y) that date which is three years following the Closing of the Acquisition, and (ii) the 24 month period following the effective date of an initial public offering of the equity securities of Cornerstone.

          4.1.2 Willard agrees not to exercise his demand registration right unless (i) the offering proposed by him is firmly underwritten by one of the investment banking firms set forth on Schedule 5.1 hereto or an investment banking firm
                             ------------
                    of comparable size and reputation, and (ii) if Willard exercises his demand registration right prior to such time as Cornerstone effects an initial public offering of its equity securities, such investment banker reasonably believes that it can effect an offering of the Company's equity securities at a valuation which would provide a total market capitalization of the Company immediately following the closing of such offering of at least $100 million.

          4.1.3 The demand registration right described herein shall terminate on the earliest to occur of (v) the initial public offering of the equity securities of the Company, (w) 24 months following the expiration of any "lock-up" period mandated by the managing underwriter of the initial public offering of Cornerstone's equity securities, (x) the date of the Reorganization (defined below), (y) a transfer by stockholders of the Company of more than 50% of the outstanding capital stock of the Company (computed on a fully-diluted basis), provided that such selling stockholders have fully complied with the co-sale provisions of Section 3.4 and (z) a merger or consolidation of the Company, provided that the Company has fully complied with the provisions of Section 2.2 and Willard has received at least thirty (30) days written notice of such sale.

          4.1.4 The Company shall, within ten (10) days of the receipt of such a request for registration, use its reasonable best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities which Willard requests to be registered.

          4.1.5 The right of Willard to include his Registrable Securities in a registration shall be conditioned upon his participation in the firm underwriting. Willard hereby agrees (together with the Company) to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting pursuant to Section 4.1.2 above, containing customary provisions with respect to indemnification and contribution and providing customary representations and warranties by the Company (which shall be made to and for the benefit of the underwriters and Willard). Notwithstanding any other provision of this Section 4.1, if the underwriter advises Willard in writing that marketing factors require a limitation of the number of shares to be underwritten because including all of such securities would jeopardize the success of the offering, then the number of shares of Registrable Securities that may be included in the underwriting shall be reduced accordingly. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. The Company is obligated to effect only one registration pursuant to this
                    Section 4.1.

          4.1.6 Notwithstanding the foregoing, if the Company shall furnish to Willard a certificate signed by one of the Cornerstone Directors, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer performance of its obligations pursuant to this Section 4.1 for a period of not more than one hundred eighty (180) days after receipt of the request of Willard; provided, however,
                                                             --------- -------
                    that the Company may not utilize this right more than once. Notwithstanding the right of the Company to defer registration for 180 days, if such deferral would otherwise cause a termination of the demand registration right to occur pursuant to Section 4.1.3(w), Willard's right to demand registration shall extend for an additional 180 days.

     4.2  Company Registration.
          --------------------

          4.2.1 If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Willard) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at each such time, promptly give Willard written notice of such registration. Upon the written request of Willard given within twenty (20) days after the mailing of such notice of the Company, the Company shall, subject to the provisions of subsection 4.2.2, cause to be registered under the Securities Act all of the Registrable Securities that Willard has requested to be registered; provided, however,
                                                            --------- -------
                    that the Company shall not be required to give notice or include such Registrable Securities in any such registration if the proposed registration relates solely to (i) securities to be offered to employees pursuant to a stock option, stock savings or other employee benefit plan; (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (iii) securities to be offered by the Company generally to any class or series of its then existing security holders; (iv) securities issuable upon conversion of securities which are the subject of an underwritten redemption; or (v) securities to be offered or issued pursuant to a combination of transactions referred to in clauses (i) through (iv).

          4.2.2 The Company may, at its sole discretion and without the consent of Willard, withdraw such registration statement and abandon the proposed offering. If the proposed primary or secondary offering does not include Registrable Securities and if, in the opinion of the proposed managing underwriter, it is not feasible to effect such primary or secondary offering in conjunction with the offering of the Registrable Securities, the Company may proceed with the registration of shares in such primary or secondary offering without including the Registrable Securities. The Company may, at its option, require that the number of Registrable Securities offered for sale by Willard be decreased if, in the reasonable opinion of the proposed managing underwriter, such reduction is desirable. If the Company shall require such a reduction, Willard shall have the right to withdraw from the offering.

          4.2.3 Cornerstone shall cause Willard to become a party to the Registration Agreement dated September 13, 1995, as amended, between Cornerstone and its investors and to cause any shares of capital stock of Cornerstone acquired by Willard
                    (i) in the Reorganization and (ii) upon the exercise of the warrants granted to Willard as of the date hereof pursuant to that certain Stock Purchase Warrant between Cornerstone and Willard, to have the benefit of the piggyback registration rights set forth therein.

     4.3  Obligations of the Company.
          --------------------------

          Whenever required under Section 4.1 or 4.2 of this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          4.3.1 Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such
                      ---
                    Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of Willard, keep such registration statement effective for up to ninety (90) days.

          4.3.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          4.3.3 Furnish to Willard such number of copies of the registration statement and each amendment and supplement thereto, and such number of copies of the prospectus, including each summary, preliminary, final, amended or supplemental prospectus, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

          4.3.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Willard, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          4.3.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          4.3.6 Notify Willard, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          4.3.7 Furnish to Willard and to each underwriter, if any, a signed counterpart, addressed to Willard and such underwriter, of
                    (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountant's letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

          4.3.8 Use its best efforts (i) to cause all the securities covered by such registration statement to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or (ii) to secure designation of all such securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 under the 1934 Act, or failing that, to secure Nasdaq authorization for such securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such securities with the National Association of Securities Dealers, Inc.

          4.3.9 As soon as practicable after the effective date of the registration statement, and in any event within 16 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

          4.3.10 Deliver promptly to counsel for Willard and the managing underwriter copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit Willard and each underwriter and any attorney, accountant or other representative retained by them to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors during normal business hours.

     4.4  Furnish Information. It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Agreement with respect to Willard that Willard shall furnish to the Company such information regarding itself, the Registrable Securities held by Willard and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and to execute such documents that are necessary or customary in connection with such registration as the Company may reasonably request.

     4.5  Expenses of Demand Registration. All expenses other than underwriting
          -------------------------------
discounts and commissions incurred in connection with the underwriting, registrations, filings or qualifications pursuant to Section 4.1, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company and one counsel for Willard shall be borne by the Company.

     4.6  Expenses of Company Registration.  All expenses other than
          --------------------------------
underwriting discounts and commissions incurred in connection with the underwriting, registrations, filings or qualifications pursuant to Section 4.2, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.

     4.7  Underwriting Requirements. The Company shall not be required to
          -------------------------
include any of Willard's securities in an underwritten offering of the Company's securities unless Willard accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, including the underwriting discounts and commissions. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number, if any, of such securities, including Registrable Securities, which the underwriters believe will not adversely affect the success of the offering. Whether or not included in such underwriting, if so requested by the proposed managing underwriter, Willard (as to any other shares of Common Stock owned by him) shall join in any agreement by other significant stockholders of the Company to refrain from sales of shares of Common Stock for up to 180 days following commencement of the offering.

     4.8  Delay of Registration. Willard shall not have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     4.9  Rule 144.   If the Company shall have filed a registration statement
          --------
pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or a registration statement pursuant to the
                       --------
requirements of the Securities Act, the Company will timely file the reports required to be filed by it under the Securities Act or the 1934 Act (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will make publicly available other information), and will take such further action as Willard may reasonably request, all to the extent required from time to time to enable Willard to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Willard, the Company will deliver to Willard a written statement as to whether it has complied with such requirements.

     4.10 Registration Rights to Others. If the Company shall at any time
          -----------------------------
provide to any holder of capital stock of the Company (whose percentage ownership of such capital stock is equal to or within 5% of the percentage ownership of such capital stock held by Willard), rights with respect to the registration of such securities under the Securities Act on terms or conditions more favorable to such holder than the terms and conditions provided herein, the Company shall provide (by way of amendment to this agreement or otherwise) such more favorable terms or conditions to Willard.

     4.11 Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Agreement:

          4.11.1 To the extent permitted by law, the Company will indemnify and hold harmless Willard against any losses, claims, damages or liabilities to which he may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse Willard for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
                                                        --------- -------
                    the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing for use in connection with such registration by, or on behalf of, Willard.

          4.11.2 To the extent permitted by law, Willard will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, agent, employee, officer or controlling Person, may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished in writing by, or on behalf of, Willard for use in connection with such registration; and Willard will reimburse any legal or other expenses reasonably incurred by the Company or any such agent, employee, director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                              --------- -------
                    that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Willard, which consent shall not be unreasonably withheld.

          4.11.3    Promptly after receipt by an indemnified party under this
                    Section 4.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however,
                                                          --------- -------
                    that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.11 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.11.

          4.11.4 If the indemnification provided for in this Section 4.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party or insufficient to hold it harmless with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things whether the untrue or alleged untrue statements of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.


                                  ARTICLE 5.
                                  ----------

                                PUBLIC OFFERING
                                ---------------

     5.1  Request for Public Offering. At the request of Willard, the Company
          ---------------------------
shall retain an investment banking firm mutually agreeable to Willard and Cornerstone for the purpose of advising the Board of Directors of the Company on the advisability of effecting a public offering of the securities of the Company. Attached hereto as Schedule 5.1 is a list of the investment banking
                            ------------
firms mutually acceptable to Willard and Cornerstone from which the Board of Directors may select (assuming that the investment banking firm selected has not been engaged by Cornerstone within 12 months of such selection) an investment banking firm to advise the

Board on the advisability of effecting a public offering. In so advising the Board, such investment banking firm shall take into account the capital requirements of the Company, the relative cost to the Company of financing the Company's capital requirements in the public market or through available credit facilities in the private markets, valuations of companies comparable to the Company in initial public offerings, the condition of the initial public offering market and other factors which it deems relevant.

     5.2  Approval of Board of Directors. Following the report of the investment
          ------------------------------
banking firm, each of Willard and Cornerstone agrees that the Company may effect a public offering of its securities if such offering is approved by a majority of the directors on the Company's Board of Directors. In such a case, the Company shall effect a public offering of its securities at the times and on the terms approved by a majority of the directors. Attached hereto as Schedule 5.1
                                                                  ------------
is a list of the investment banking firms mutually acceptable to Willard and Cornerstone from which the Board of Directors may select (assuming that the investment banking firm selected has not been engaged by Cornerstone within 12 months of such selection) an investment banking firm to effect the public offering.

     5.3  Restrictions on Public Offering. Notwithstanding the foregoing, unless
          -------------------------------
approved by Cornerstone, the Company shall not effect a public offering of the equity securities of the Company during the following periods: (i) the period commencing on the Closing Date of the Acquisition and ending on the earlier to occur of (x) the date of an initial public offering of the equity securities of Cornerstone and (y) that date which is three years following the Closing of the Acquisition, and (ii) the 24 month period following the effective date of an initial public offering of the equity securities of Cornerstone.

     5.4  Cornerstone Public Offering. Notwithstanding the foregoing, the
          ---------------------------
Company shall defer its public offering if, within thirty (30) days of its decision to proceed with a public offering, Cornerstone delivers notice to the Company that its Board of Directors has determined in good faith to proceed with a public offering of the securities of Cornerstone. In such case, the Company agrees to defer its offering for a period of one hundred eighty (180) days, after which time the Company will proceed with its offering if Cornerstone has not yet filed a registration statement with the SEC. If Cornerstone has filed a registration statement with the SEC, the Company shall defer its offering until expiration of the 24 month period following the effective date of the initial public offering of the equity securities of Cornerstone.


                                  ARTICLE 6.
                                  ----------

                                REORGANIZATION
                                --------------

     6.1  Request for Reorganization. At any time following the Closing of the
          --------------------------
Acquisition, Willard shall, upon 90 days written notice to Cornerstone, have the right to cause Cornerstone and the Company to effect a reorganization (the "Reorganization"), which shall be structured,
 --------------
if possible, as a tax-free reorganization, pursuant to which the Company shall be merged with a wholly-owned subsidiary of Cornerstone in a merger which will result in the issuance of shares of common stock of Cornerstone for the shares of Common Stock of the Company held by Willard such that immediately following the merger, the Company shall be wholly-owned by Cornerstone and Willard shall hold shares of common stock of Cornerstone.

     6.2  Merger Consideration. The number of shares of common stock of
          --------------------
Cornerstone which Willard shall receive in the Reorganization shall be equal to the product of (i) a fraction, the numerator of which is the Fair Market Value (as defined below) of the Company and the denominator of which is the Fair Market Value of Cornerstone and the Company combined, multiplied by (ii) Willard's then percentage ownership of the Company's outstanding capital stock, multiplied by (iii) the total number of shares of common stock of Cornerstone to be outstanding after the Reorganization on a fully-diluted basis giving effect to the conversion of outstanding preferred stock convertible into common stock of Cornerstone, and to the exercise of all outstanding vested and in-the-money options or warrants to purchase common stock of Cornerstone, but not to the conversion of convertible notes, and after the issuance of the shares to Willard. For purposes of this Agreement, "Fair Market Value" shall be determined
                                          -----------------
as to either Cornerstone or the Company, as applicable, by reference to the aggregate price at which each such company as a going concern, could be sold in an arm's-length transaction to an unaffiliated bona fide third party, at the time the notice referred to in Section 6.1 is given, in an orderly sale without regard to the lack of liquidity of its common stock and shall be determined, at the sole cost and expense of Cornerstone, by an investment bank mutually acceptable to Cornerstone and Willard; provided that if Cornerstone and Willard cannot mutually agree upon an investment bank, then the bank shall be selected from the list attached as Schedule 5.1.
                          ------------

     6.3  Termination of Right to Request Reorganization. The right of Willard
          ----------------------------------------------
to cause Cornerstone and the Company to effect the Reorganization shall terminate on the earlier to occur of the following, (A) 10 days prior to the effective date of the initial public offering of the securities of Cornerstone provided that such offering (i) results in gross proceeds to Cornerstone and its selling stockholders of at least $10 million and (ii) is effected at a valuation which results in a post offering market capitalization of Cornerstone of at least $150 million, (B) the effective date of any public offering of Common Stock of the Company effected pursuant to Section 4.1 or Article 5 of this Agreement, (C) a transfer by stockholders of the Company of more than 50% of the outstanding capital stock of the Company (computed on a fully-diluted basis), provided that such selling stockholders have fully complied with the co-sale provisions of Section 3.4, (D) a sale of all or substantially all of the Company's assets to a third party, provided that the Company has fully complied with the provisions of Section 2.2 and Willard has received at least thirty (30) days written notice of such sale and (E) a sale of all or substantially all of the capital stock or assets of Cornerstone, or a merger involving Cornerstone, provided that Willard receives 30 days prior written notice of such sale or merger, which notice shall include full and complete disclosure of the terms and conditions of such sale or merger, so that Willard may effect a Reorganization prior to the effective date of such sale or merger.

                                  ARTICLE 7.
                                  ----------

                                  TERMINATION
                                  -----------

     7.1  Termination by Consent. Except as otherwise provided in this
          ----------------------
Agreement, this Agreement may be terminated by the written consent of all parties hereto.

     7.2  Termination/Modification upon Certain Events.
          --------------------------------------------

          7.2.1 The provisions of Section 2.2 shall terminate upon the earlier to occur of the following: (i) the closing of the initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of equity securities for the account of the Company, (ii) the effective date of the Reorganization,
                    (iii) the date Willard is no longer employed by the Company for any reason other than a termination without cause, (iv) the date on which Willard beneficially owns less than 25% of the Company's Common Stock which he owned on the Closing Date of the Acquisition and (v) the closing of the initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of equity securities for the account of Cornerstone; provided, however, that with regard to (v), Section 2.2 shall terminate only if the Company is a "Significant Subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X, but changing 10% to 5% therein) of Cornerstone after the closing of the initial public offering and the initial public offering is effected at a valuation that results in a post offering market capitalization of Cornerstone of at least $150 million.

          7.2.2     The provisions of subsections 2.2.1, 2.2.5, 2.2.7, 2.2.8,
                    2.2.9, 2.2.10 and 2.2.12 shall terminate on the date Willard is no longer employed by the Company as a result of a termination without cause. On such date of termination, the provisions of subsection 2.2.6 shall be modified to read in full as follows: "Any material transaction between the Company and any of its Affiliates, other than the declaration of a dividend on the securities of the Company, on a basis more favorable than could be obtained in an arm's length transaction." Notwithstanding the foregoing, subsections 2.2.2, 2.2.3, 2.2.4 and 2.2.11 shall continue in full force and effect.

          7.2.3 The provisions of Section 2.3 shall terminate upon the earlier to occur of the following: (i) the closing of the initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of equity securities for the account of the Company, (ii) the effective date of the Reorganization, (iii) the closing of the initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of equity securities for the account of Cornerstone, (iv) the date on which Willard beneficially owns less than 25% of the Company's Common Stock which he owned on the Closing Date of the Acquisition and (v) the date Willard is no longer employed by the Company for any reason other than a termination without cause.

          7.2.4 Upon the closing of the Company's initial public offering of Common Stock pursuant to an effective Registration Statement under the Securities Act, the provisions of Article 3 shall be modified as follows:

                    7.2.4.1 The provisions of Sections 3.1, 3.3, 3.4 and 3.6 shall not apply with respect to any Transfer of Stockholder Shares (i) pursuant to an effective Registration Statement filed under the Securities Act or (ii) in compliance with Rule 144 promulgated under the Securities Act; and

                    7.2.4.2 The provisions of Section 3.2, 3.5 and 3.7 shall continue to apply.

          7.2.5 Following a transfer by stockholders of the Company of more than 50% of the outstanding capital stock of the Company (computed on a fully-diluted basis), provided that such selling stockholders have fully complied with the co-sale provisions of Section 3.4, or following a sale of all or substantially all of the Company's assets to a third party, by merger, sale of assets or otherwise, provided that the Company has fully complied with the provisions of Section
                    2.2 and Willard has received at least thirty (30) days written notice of such sale, the provisions of Sections 3.3 and 3.4 shall terminate.

          7.2.6 If at the time Cornerstone determines to effect a public offering of its securities, the managing underwriter of such offering advises Cornerstone that the existence of Willard's rights pursuant to the terms of this Agreement would materially interfere with the marketing of such offering, Willard agrees to discuss an appropriate modification of such rights; provided, however, that Willard shall have no
                                 --------- -------
                    obligation to modify or amend such rights.

                                   ARTICLE 8
                                   ---------

                          CLOSING PAYMENTS/AGREEMENTS
                          ---------------------------

     8.1  Closing Payments. On the Closing Date of the Acquisition, the Company
          ----------------
and Willard will terminate Willard's employment agreement dated as of March 23, 1993 (the "Prior Employment Agreement") pursuant to that certain Termination Agreement dated the Closing Date, between Willard and the Company, and the Company shall pay to Willard on the calendar day immediately following the Closing Date of the Acquisition, by wire transfer, the sum of $2,462,500 in complete satisfaction of Willard's agreement to terminate the stock appreciation rights referred to in Section 5 of the Prior Employment Agreement.

     8.2  Loan to Willard. At the Closing of the Acquisition, the Company agrees
          ---------------
to loan to Willard $1,728,000 pursuant to the terms of that certain Loan and Security Agreement between the Company and Willard in substantially the form of Exhibit "A" attached hereto.
----------

     8.3  Guarantee of Bank Facility.  Subject to the provisions of this Section
          --------------------------
8.3, Cornerstone hereby agrees to guarantee a bank facility to provide for the working capital needs of the Company, such facility to be in the estimated principal amount of $7.75 million for 1997, $10.75 million for 1998 and $13.0 million for 1999 (each of which amounts are in addition to the amount of any borrowings the Company effects in connection with or to facilitate the Acquisition referred to herein and all other related transactions, and with appropriate increases thereafter based upon the size and growth of the business of the Company, as approved by the Company's Board of Directors). Upon the execution and delivery of such guaranty by Cornerstone to the Company's bank, Cornerstone and the Company shall enter into a customary indemnification agreement. Cornerstone may, in its sole discretion, provide or cause to be provided to the Company a credit facility with Cornerstone's lender in lieu of a guaranty on terms which are not materially less advantageous to the Company than those which may be obtained by the Company independently. Cornerstone covenants to either, at its option, guarantee a bank facility for the working capital needs of the Company or to provide to the Company a credit facility with Cornerstone's lender within 90 days of the date of this Agreement; provided,
                                                                   --------
however, that if the bank or credit facility referred to in this sentence is not
-------
in place within 90 days of the date hereof, Cornerstone agrees that the promissory note dated the date hereof between Cornerstone and the Company in the principal amount of Four Million One Hundred Eighty-Nine Thousand Seven Hundred Forty-Two Dollars and Seventy-One Cents ($4,189,742.71) shall be extended until such time as the bank or credit facility is in place. Cornerstone's obligation to guarantee the bank facility is subject to standard asset-based lending tests, such as customary coverage tests based on inventory and receivables eligible as security, coverage ratios and cash flow and net income maintenance covenants relating to the Company. Cornerstone hereby agrees that if such standard lending tests are met, Cornerstone will guarantee the full amounts of the bank facility set forth in the first sentence of this Section 8.3. To the extent such standard lending tests are not met, Cornerstone shall not be obligated to provide or maintain such guaranty for any amounts not then outstanding. In addition, if such standard lending tests are not met, and if the lender under the facility referred to above declines to lend the full amount of the facility required, Cornerstone may, but is not obligated to, contribute to the Company the difference between the required amount and the amount the lender will fund. Until March 31, 2000, any amounts invested by Cornerstone in the Company shall be in the form of debt, rather than additional purchases of equity. Cornerstone and the Company acknowledge that the facility is anticipated to be a revolving credit facility from a commercial bank with an established national or regional reputation, on such terms and conditions as are customary in facilities of this type from lenders of this type, with an interest rate equal to Cornerstone's interest rate on its primary credit facility. Cornerstone's obligation to provide any such guaranty shall terminate upon (i) a transfer by stockholders of the Company of more than 50% of the outstanding capital stock of the Company (computed on a fully-diluted basis), (ii) a sale of all or substantially all of the assets of the Company to a third party, by sale of assets, merger or otherwise, or (iii) such time as Cornerstone owns all of the outstanding capital stock of the Company.

     8.4  Stock Option Plan. Attached hereto as Exhibit "B" is a copy of the
          -----------------                     ----------
Stock Option Plan of Cornerstone. The Board of Directors of Cornerstone have taken all action necessary to reserve for issuance to directors and senior management employees of the Company options to purchase the common stock of Cornerstone. At the Closing of the Acquisition, Cornerstone shall have reserved for issuance options to purchase 316,667 shares of the common stock of Cornerstone for issuance to directors and senior management employees of the Company, all of which options, upon issuance, will vest ratably over four (4) years and be exercisable within seven (7) years after the grant date pursuant to the terms of the Stock Option Plan of Cornerstone. Of the options to purchase 316,667 shares reserved for issuance, options to purchase at least 126,667 shares shall be granted to Willard as described in the following sentences. At the Closing of the Acquisition, fifty percent (50%) of the options reserved for issuance, or options to purchase 158,334 shares of common stock of Cornerstone shall be granted at an exercise price of $6.00 per share as follows: (i) options to purchase 63,334 shares of the common stock of Cornerstone shall be issued to Willard pursuant to a separate Option Agreement between Willard and Cornerstone to be entered into between the parties within five business days of the Closing Date of the Acquisition and (ii) options to purchase 95,000 shares of the common stock of Cornerstone shall be issued to senior management employees of the Company, as directed by Willard, each of which grant shall be evidenced by a separate Option Agreement between Cornerstone and such designated senior management employee. Of the 316,667 shares reserved for issuance above, the remaining fifty percent (50%), or options to purchase 158,333 shares of the common stock of Cornerstone, shall be granted as follows: (i) options to purchase 63,333 shares will be issued to Willard no later than April 15, 1997 at a fair market value exercise price of $6.00 per share and (ii) options to purchase 95,000 shares at an exercise price equal to fair market value shall be granted to senior management employees and/or directors of the Company as directed by a committee of the Board of Directors of the Company authorized by the Board of Directors to identify such senior management employees and/or directors and to make such grants.

     8.5  Sourcing Organization. Immediately following the Closing of the
          ---------------------
Acquisition, Cornerstone and Willard undertake in good faith to explore the creation of a separate organization to provide for international sourcing of product for the Company, Cornerstone and its Affiliates.

     8.6  Employment Agreement. At the Closing of the Acquisition, Cornerstone
          --------------------
will cause the Company to enter into a five-year employment agreement with Willard pursuant to the terms of the Employment Agreement in the form of Exhibit
                                                                         -------
"C" attached hereto.
--

     8.7  Payment of Expenses. At the Closing of the Acquisition, the Company
          -------------------
shall pay all of the legal fees and expenses of Willard in connection with the Acquisition and related agreements. Cornerstone shall be responsible for payment of its own expenses in connection with the Acquisition and related transactions.


                                   ARTICLE 9
                                   ---------

                              DISPUTE RESOLUTION
                              ------------------

     9.1  Purpose and Intent of Parties. In the event of a dispute between the
          -----------------------------
Stockholders, each Stockholder agrees that to the extent any such dispute shall not be resolved by voluntary agreement of the parties, such dispute shall be finally settled by arbitration in accordance with the provisions set forth below and that any such circumstance shall not constitute a grounds for termination of this Agreement or the withholding of performance under this Agreement. There shall be no resort to the courts by the parties in connection with such matters except to specifically enforce this covenant to arbitrate or to enforce the outcome of an arbitration. This Article shall not apply, however, in the event of any litigation or proceeding commenced by a third party against a party in which the other party is an indispensable party or potential third party defendant.

          The parties desire to provide for nonjudicial settlement of any claims of breach of this Agreement. In furtherance of the purpose and objectives of the parties, the parties shall settle all claims under this Agreement by means of the alternative dispute resolution procedure described herein so that the operation and maintenance of the Company as contemplated by this Agreement shall not be jeopardized.

     9.2  Resolution by Dispute Negotiation.
          ---------------------------------

          9.2.1 In the event of any dispute or disagreement between or among the parties described in this Agreement, then, upon the written request of any party, each party with an interest in the dispute shall appoint a designated representative of the party whose task it will be to meet for the purpose of endeavoring to resolve such dispute. The designated representatives shall meet as expeditiously as possible at a mutually agreeable location as often as the parties reasonably deem necessary to gather and furnish to the other all information with respect to the matter in issue which the parties believe to be appropriate and germane in connection with its resolution. Such representatives shall discuss the problem and/or negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding.

          9.2.2 During the course of such negotiation, all reasonable requests made by one party to the other for information will be honored in order that each of the parties may be fully advised. The specific format for such discussions shall be left to the discretion of the designated representatives, but may include the preparation of agreed upon statements of fact or positions furnished to the other parties. All verbal and written communications between the parties and issued or prepared in connection with this Section shall be deemed prepared and communicated in furtherance of, and in the context of, dispute settlement and shall not be admissible in evidence (whether as an admission or otherwise) in any proceedings under Sections 9.3 or 9.4 hereof for the resolution of any such dispute.

          9.2.3 No formal proceedings for the arbitration of such dispute shall be commenced until either of the designated representatives concludes in good faith that continued negotiation of the matter in issue under this Section does not appear likely to produce a mutually acceptable resolution.

     9.3  Summary Arbitration. Any dispute referred to in Section 9.1 hereof
          -------------------
which is not resolved pursuant to Section 9.2 hereof may, by notice from any Stockholder to the others, be made subject to resolution pursuant to this
Section 9.3 and in such event shall be resolved as follows:

          9.3.1 If the dispute shall not be resolved to the mutual satisfaction of the parties within ten (10) days after one party gives the other written notice of its intention to invoke the provisions of this Section then, upon the written request of either party (the "Commencing Party"), the
                                                 ------------------
                    dispute shall be submitted to a single arbitrator having expertise with respect to the matter in dispute, which arbitrator shall be selected by the mutual agreement of the parties or, if they fail to agree upon an arbitrator within 20 days after the Commencing Party's request, by the American Arbitration Association; provided, however, that
                                                      --------- -------
                    the other party shall have the right to object to the summary arbitration proceeding of this Section and demand full arbitration under Section 9.4 hereof.

          9.3.2 Except as otherwise mutually agreed by the parties, the arbitration shall be held in Santa Barbara, California. Notwithstanding the provisions of this Section, the parties shall act in good faith to mutually agree to hold an arbitration at a location best corresponding to the location of witnesses, records and experts relevant to the dispute being arbitrated.

          9.3.3 The arbitrator shall promptly commence the arbitration and shall conduct the arbitration in such a manner (including the allowance of such discovery as the arbitrator determines is appropriate under the circumstances) and on such a schedule as the arbitrator deems to be fair and reasonable and to provide each party with an adequate opportunity to present and support its position. Disputes involving matters that require the mutual consent of the parties may be resolved by the arbitrator simply meeting with the representatives of each of the respective parties and casting the deciding vote. Disputes relating to financial matters affecting the disparate interests of the parties, and disputes alleging a breach of contract, usually require the presentation of detailed evidence in a process more similar to a judicial proceeding. The arbitrator shall resolve the dispute and give the parties written notice of his decision, with the reasons therefor set out in full, within 45 days after the arbitrator's selection (or a shorter period if mutually agreed by the parties) and shall have ten (10) days thereafter to reconsider and modify his decision if either party so requests. Thereafter, the arbitrator's decision shall be final, binding and nonappealable.

          9.3.4 The arbitrator shall have authority to award relief under legal or equitable principles, including interim and preliminary relief, and compensatory (but not punitive) damages; provided, however, that the arbitrator may not
                             --------- -------
                    order the termination of any agreement among the parties, although in the case of a contract for the providing of services, the arbitrator may allow the other party to such contract to seek an alternate means of obtaining the services not being provided by the party which loses the arbitration. The parties shall each pay, on a monthly basis, one-half of all costs of the arbitrator and the reasonable legal expenses of all parties.

          9.3.5 Judgment upon the award rendered by the arbitrator may be entered in any court having in personam and subject matter jurisdiction. Each party hereby submits to the in personam jurisdiction of the federal and state courts in any location at which an arbitration may be held pursuant to this Section for the purpose of confirming any such award and entering judgment thereon.

     9.4  Full Arbitration. Any dispute referred to in Section 9.1 hereof which
          ----------------
is not resolved pursuant to Section 9.2 hereof, and which is not made subject to summary arbitration by the parties pursuant to Section 9.3 hereof, shall be settled by arbitration held in Santa Barbara, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect except as specifically provided below:

          9.4.1 The panel to be appointed shall consist of three (3) independent arbitrators: one (1) independent arbitrator selected by each of the parties, and a third independent arbitrator selected by the two (2) party-selected arbitrators. All arbitrators selected pursuant to this subsection shall have expertise in the subject matter of the arbitration.

          9.4.2 The arbitrators shall allow such discovery as the arbitrators determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and, if reasonably practicable, within 120 days after the selection of the arbitrators. The arbitrators shall give the parties written notice of their decision with the reasons thereof set out in full, and shall have 30 days thereafter to reconsider and modify their decision if either party so requests within ten (10) days after the decision. Thereafter, the decision of the arbitrators shall be final, binding and nonappealable.

          9.4.3 The arbitrators shall have authority to award relief, including relief for bad faith and arbitrary or capricious action.

          9.4.4 Judgment upon the award rendered by the arbitrators may be entered in any court having in personam and subject matter jurisdiction. Each party hereby submits to the in personam jurisdiction of the federal and state courts in any location at which an arbitration may be held pursuant to this Section for the purpose of confirming any such award and entering judgment thereon.

     9.5  Continued Performance. The fact that the dispute resolution procedures
          ---------------------
specified in this Article shall have been or may be invoked shall not excuse any party from performing its obligations under this Agreement, and during the resolution of any such dispute, the parties shall continue to perform their respective obligations in good faith, subject to any rights to terminate such agreements, that may be available to either of them.

     9.6  Criteria for Arbitration. In addition to the evidence and applicable
          ------------------------
law, the parties agree that the arbitrators in any arbitration proceeding may consider the following:

          9.6.1 The parties' need for a prompt, equitable resolution so that a pending dispute will not undermine the success of their Company; and

          9.6.2 The purposes and objectives stated in this Agreement and the other agreements among the parties.


                                  ARTICLE 10.
                                  -----------

                                 MISCELLANEOUS
                                 -------------

     10.1 Amendment and Waiver. Except as otherwise provided herein, the
          --------------------
provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of both Willard and Cornerstone. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     10.2 Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without regard to choice of law provisions.

     10.3 Assignment of Rights. This Agreement and the rights and obligations
          --------------------
of the parties hereunder shall inure to the benefit of and be binding upon, their respective successors, assigns and legal representatives. The rights of a Stockholder under this Agreement may not be assigned or otherwise conveyed by any Stockholder except in connection with a Transfer of Stockholder Shares which is in compliance with this Agreement.

     10.4 Ownership. Each Stockholder represents and warrants that he or it is
          ---------
the sole legal and beneficial owner of the Stockholder Shares subject to this Agreement and that no other Person has any interest in such Stockholder Shares.

     10.5 Notices. All notices required or permitted hereunder shall be in
          -------
writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

          If to Cornerstone, to:

          The International Cornerstone Group, Inc.
          415 Congress Street, Suite 600
          Portland, Maine 04101
          Attention:   William T. End
          Facsimile:   (207) 780-1940
          with a copy to:

          Hale and Dorr LLP
          670 State Street
          Boston, Massachusetts 02109
          Attention:  Mark Borden
          Facsimile:  (617) 526-5000

          If to Willard, to:

          Bruce Willard
          930 Knollwood Drive
          Santa Barbara, California 93108
          Facsimile:  (805) 565-3506

          with a copy to:

          Troop Meisinger Steuber & Pasich, LLP
          10940 Wilshire Boulevard
          Los Angeles, California 90024
          Attention:  C.N. Franklin Reddick III
          Facsimile:  (310) 443-8512

          If to the Company, to:

          The Territory Ahead, Inc.
          419 State Street
          Santa Barbara, California 93101
          Facsimile:  (805) 899-8218

          with a copy to:

          Hale and Dorr LLP
          670 State Street
          BOston, Massachusetts 02109
          Attention:  Mark Borden
          Facsimile:  (617) 526-5000

     10.6 Severability. In the event One or more of the provisions of this
          ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10.7 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts1 each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement.

     10.9 Captions. The Article and Section captions used herein are for
          --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                      [Signatures to follow on next page)

          The foregoing Agreement is hereby executed as of the date first above written.

THE TERRITORY AHEAD, INC.


By /s/ Bruce A. L. Willard
   ------------------------------

Title President
      ---------------------------


STOCKHOLDERS:

THE INTERNATIONAL CORNERSTONE GROUP, INC.

By  /s/ William T. End
   ------------------------------

Title Managing Director
      ---------------------------


 /s/ Bruce A.L. Willard, Trustee
---------------------------------
BRUCE A.L. WILLARD, Trustee of
The Bruce A.L. Willard Living
Trust U/A dated 11-11-93